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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (date of earliest event reported): August 23, 2001



                          OMNIVISION TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware                    0-29939                77-0401990
 (State or other jurisdiction of   Commission File No.       (I.R.S. Employer
  incorporation or organization)                          Identification Number)





                               930 Thompson Place
                           Sunnyvale, California 94085
                    (Address of principal executive offices)

                                 (408)733-3030
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On August 23, 2001, OmniVision Technologies, Inc. issued a press release announcing that the Board of Directors of OmniVision Technologies, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             Exhibit 99.1 OmniVision Technologies, Inc. Press Release issued August 23, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OmniVision Technologies, Inc.
                                             (Registrant)

Date: August 28, 2001
                                             By: /s/ H. Gene McCown
                                                 ------------------
                                             H. Gene McCown
                                             Vice President of Finance and Chief
                                             Financial Officer






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                                  EXHIBIT INDEX

Exhibit
Number
------

99.1     OmniVision Technologies, Inc. Press Release issued August 23, 2001.